UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[   ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to §240.14a-12

PARKERVISION, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X]	No fee required.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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PARKERVISION, INC.

7915 Baymeadows Way, Suite 400

Jacksonville, Florida 32256

___________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 30, 2018

___________

Notice is hereby given that ParkerVision, Inc. (the “Company”, “we” or “our”), will hold a special meeting of shareholders on October 30, 2018 at 10:00 a.m. Eastern Time.  For your convenience, you may attend the Special Meeting online at www.virtualshareholdermeeting.com/PRKR2018SM or in person at 7915 Baymeadows Way, Jacksonville, Florida, 32256.

To participate in the Special Meeting, you will need your 16-digit control number included on the accompanying proxy card.  Instructions on how to attend and participate in the Special Meeting online can be found at www.proxyvote.com or at www.virtualshareholdermeeting.com/PRKR2018SM .  You will be able to vote your shares while attending the Special Meeting by following the instructions on the website.

At the Special Meeting, the Company's shareholders will vote on the following proposals:

1.

To approve an amendment to the Company’s amended and restated articles of incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 40,000,000 to 75,000,000 shares of common stock (the “Amendment Proposal”); and

2.

To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Amendment Proposal (the “Adjournment Proposal”).

Only shareholders of record at the close of business on September 24, 2018 are entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the Special Meeting. In order to ensure the presence of a quorum, whether or not you expect to attend the Special Meeting either online or in person, please vote your shares by proxy as promptly as possible. You may revoke your proxy if you so desire at any time before it is voted. For directions to be able to attend the Special Meeting and vote in person, please contact the Company’s Corporate Secretary at (904) 732-6100.

By Order of the Board of Directors

Cynthia Poehlman

Chief Financial Officer and Corporate Secretary

Jacksonville, Florida

October 2, 2018

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 30, 2018:  The Company’s proxy statement is available at https://www.proxyvote.com.

PARKERVISION, INC.

___________

PROXY STATEMENT

FOR THE SPECIAL OF SHAREHOLDERS

TO BE HELD ON OCTOBER 30, 2018

___________

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement and the accompanying proxy materials are being furnished to our shareholders in connection with the solicitation of proxies by our board of directors (our “Board”) for use at the special meeting of shareholders (the “Special Meeting”) to be held on Tuesday, October 30, 2018 at 10:00 a.m. Eastern Time, and at any adjournments or postponements thereof.  The Special Meeting is being held to approve an amendment to the amended and restated articles of incorporation of the Company, as amended, to increase the number of authorized shares of common stock from 40,000,000 shares to 75,000,000 shares of common stock.

The Special Meeting will be held via live webcast at www.virtualshareholdermeeting.com/PRKR2018SM and will begin promptly at 10 a.m. Eastern Time.  We encourage you to access the Special Meeting prior to the start time.  Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.  You may also choose to attend the Special Meeting in person at the Company’s offices located at 7915 Baymeadows Way, Jacksonville, Florida, 32256.

Record Date and Voting Securities

Our Board has fixed the close of business on September 24, 2018 as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting.  As of September 24, 2018 we had issued and outstanding 26,200,405 shares of common stock, par value $.01 per share, our only class of voting securities outstanding.   Each of our shareholders is entitled to one vote for each share of common stock registered in his or her name on the record date.

Recommendation of the Board

The Board recommends that you vote “FOR” the Amendment Proposal and “FOR” the Adjournment Proposal.

Voting

There are several different methods shareholders can use to vote their shares:

1.	By Internet: You can submit a proxy over the Internet to vote your shares by following the instructions provided on the proxy card or voting instruction included in the proxy materials you received;

2.	By telephone: You can submit a proxy over the telephone by following the instructions provided on the proxy card or the letter included in your proxy materials;

3.	By mail: You can submit a proxy by mail to vote your shares by completing, signing, and returning the proxy card or voting instruction form accompanying the proxy materials you received; or

4.

During the Special Meeting:  You may vote virtually via the Internet during the Special Meeting. If you desire to vote during the meeting, please follow the instructions for attending and voting during the Special Meeting posted at www.virtualshareholdermeeting.com/PRKR2018SM.  Alternatively, you may vote in person at the Special Meeting by submitting the ballot that will be provided to you at the Special Meeting.

Shareholders of Record and Shareholders Who Hold Shares in “Street Name”

If your shares of common stock are registered in your name on the books and records of our transfer agent, then you are the shareholder of record. If you are the shareholder of record, you have the right to vote your shares by proxy or to attend the Special Meeting and vote virtually via the Internet or in person.

If you are a shareholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

If your shares of common stock are held for you in the name of your broker, bank or other nominee, then your shares are held in “street name.”  While you are the beneficial owner of those shares, you are not considered the record holder.  As the beneficial owner of shares of the Company’s common stock, you have the right to instruct your bank, broker, or other nominee how to vote your shares.  However, since you are not the record holder of your shares, you may not vote these shares in person at the Special Meeting unless you obtain a legal proxy from your bank, broker, or other nominee.  If you hold your shares in “street name” through a bank, broker or other holder of record, please refer to the materials provided to you by your bank, broker or other holder of record for information on communicating your voting instructions.

Both the Amendment Proposal and Adjournment Proposal are considered “routine” matters, meaning that if you do not provide voting instructions, your bank, broker or other holder of record will be permitted to vote on the proposals on your behalf. To ensure that your vote is counted, please (i) communicate your voting instructions to your broker, bank, or other holder of record before the Special Meeting, (ii) obtain a legal proxy from your bank, broker, or other holder of record and vote online using the instructions posted on the Internet, (iii) or obtain a legal proxy from your bank, broker, or other holder of record and arrange to attend the Special Meeting in person.

Proxies and Revocation of Proxies

Your proxy is being solicited by our Board for use at the Special Meeting. By giving your proxy, you are appointing as your proxies the persons that have been designated by our Board. Any proxy given pursuant to this solicitation and received in time for the Special Meeting will be voted in accordance with your instructions. If no instructions are given, proxies given by a shareholder will be voted “FOR” the amendment to our amended and restated articles of incorporation increasing the number of authorized shares of common stock.

Although we do not intend to bring before the Special Meeting any matters other than the Amendment Proposal and the Adjournment Proposal, if you give your proxy, your shares may be voted in the discretion of the persons designated as proxies with respect to any other matters properly brought before the Special Meeting and any postponements or adjournments thereof.  If any other matters are properly brought before the Special Meeting, the persons designated as proxies will vote the proxies in accordance with their best judgment.

Any proxy may be revoked by (i) submitting a written notice of revocation that is received by our Corporate Secretary at any time prior to the voting at the Special Meeting, (ii) submitting a subsequent proxy prior to the voting at the Special Meeting or (iii) attending the Special Meeting and voting online or in person. Attendance by a shareholder at the Special Meeting does not alone serve to revoke his or her proxy. Shareholders may send written notice of revocation to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

Quorum and Required Vote

The presence, in person, including online attendance, or by proxy, of a majority of the shares of common stock issued and outstanding and entitled to vote on the proposals to be considered at the Special Meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by his or her proxy are not being voted (“shareholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (“broker non-vote”). The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the Special Meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

The Amendment Proposal and the Adjournment Proposal each require the affirmative vote of a majority of the votes cast at the Special Meeting.  Abstentions are counted as “votes cast” with respect to the proposals, and therefore have the same effect as a vote against the proposals.  Shares deemed present at the Special Meeting but not entitled to vote, either because of shareholder withholding or broker non-vote, are not deemed “votes cast” with respect to the proposals, and therefore will have no effect on the vote.

Appraisal Rights

No appraisal rights are available under Florida law, our amended and restated articles of incorporation, or our bylaws if you dissent from or vote against any of the proposals to be presented at the Special Meeting.

Solicitation of Proxies

Your proxy is being solicited by our Board for use at the Special Meeting.  We have retained Advantage Proxy to act as a proxy solicitor in conjunction with the Special Meeting.  We have agreed to pay Advantage Proxy a fee of $5,500, plus reasonable out-of-pocket expenses.  If you are a shareholder and have questions about the proposals, including the procedures for voting your shares, please contact Advantage Proxy toll free at 1-877-870-8565 or by email at ksmith@advantageproxy.com.  Our officers and other employees, without additional remuneration, may also assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. We will bear the cost of this proxy solicitation. We may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

PROPOSAL I: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our amended and restated articles of incorporation currently authorize the issuance of up to 40,000,000 shares of common stock, $0.01 par value, and up to 15,000,000 shares of preferred stock, $1.00 par value.  As of September 24, 2018, the record date for the Special Meeting, the following shares were issued and outstanding or reserved for issuance:

•	26,200,405 shares of common stock were issued and outstanding;

•	1,491,394 shares of common stock were subject to outstanding options or restricted stock units (“RSUs”) issued under our equity compensation plans;

•	225,127 shares of common stock were reserved for future issuance under our equity compensation plans;

•

10,350,000 shares of common stock were subject to outstanding warrants, including 5,000,000 immediately exercisable pre-funded warrants under our July 2018 purchase agreement with Aspire Capital Fund LLC;

•	1,100,000 shares of common stock were reserved for conversion of the convertible promissory notes issued on September 10, 2018 and September 19, 2018, as described more fully below; and

•	0 shares of preferred stock were issued and outstanding.

On September 10, 2018 and September 19, 2018, we consummated the sale of an aggregate of $900,000 and $425,000, respectively, in convertible 5-year promissory notes which are convertible, at the option of the holders, into shares of our common stock at a fixed conversion price of $0.40 and $0.57 per share, respectively (collectively, the “Notes”).  Conversion of the Notes in full would result in the issuance of an aggregate of 2,995,614 shares of common stock, which exceeds the shares of our common stock available for issuance.  We have currently reserved 1,100,000 shares of our common stock for conversion of the Notes.  Under the securities purchase agreements with the holders of the Notes, our Board has agreed to use commercially reasonable efforts to amend our articles of incorporation to increase the number of authorized shares of common stock by at least that number of shares of common stock as equals the outstanding principal balance of the Notes divided by the conversion price.

We are required to make quarterly interest payments under the Notes, commencing in March 2019 in an amount equal to eight percent (8%) per annum.  The interest payments may be made, at our option, in (i) cash, (ii) shares of our common stock, subject to certain equity conditions (“Repayment Shares”) or (iii) a combination of cash and Repayment Shares.   If we meet the equity conditions and elect to pay interest in Repayment Shares, the number of Repayment Shares will be determined based on the amount of interest payment amount divided by the prior day’s closing price of our common stock.  Using the September 24, 2018 closing price of $0.60 as an assumed average closing price for calculation of Repayment Shares, payment of interest using solely Repayment Shares would result in the issuance of an aggregate of approximately 883,000 additional shares of common stock.

In addition, we may consummate the sale of additional convertible promissory notes (“Additional Notes”) in the near term.  We expect that any Additional Notes will have substantially the same terms as the Notes, except for the conversion price, maturity date, and interest payment dates.

Description of the Amendment Proposal

On September 19, 2018, the Board unanimously adopted a resolution proposing to amend our amended and restated articles of incorporation to increase the number of authorized shares of common stock, $0.01 par value, from 40,000,000 shares to 75,000,000 shares, and recommending the Amendment Proposal to our shareholders for approval. The form of amendment to our amended and restated articles of incorporation is attached as Annex A to this proxy statement.

The Board believes approval of the Amendment Proposal is in the best interests of the Company and its shareholders. Approval of the Amendment Proposal will enable us to reserve a sufficient number of shares of common stock under the Notes, and any Additional Notes that we may sell, while retaining flexibility to respond to future business needs and opportunities.  For example, the additional shares may be used for financing our business, for acquiring other businesses, or for forming strategic partnerships and alliances.

Certain Considerations Related to the Amendment Proposal

If the Amendment Proposal is approved, the Board will be authorized to issue the additional shares of common stock for which authorization is sought, in its discretion, without further approval of the shareholders, and the Board does not intend to seek shareholder approval prior to any issuance of the shares of common stock, unless shareholder approval is required by applicable law or securities exchange rules. Although we review from time to time various transactions that could result in the issuance of common stock, we have no current plan, agreement, commitment, understanding or arrangement to issue additional shares of our common stock, except for the issuances of common stock upon the exercise of our outstanding options and warrants, vesting of our outstanding RSUs, and to meet our obligations under the Notes and any Additional Notes.

The additional shares of common stock for which authorization is sought would be identical to the shares of common stock we are presently authorized to issue. Holders of our common stock do not have preemptive rights to subscribe to additional securities which may be issued by us. The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of our common stock voted in an election of directors can elect all of the directors to be elected at such time. The holders of our common stock are entitled to receive dividends when, as, and if declared by the Board out of funds legally available therefor. We have never paid dividends on our shares of common stock. In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining available for distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. There are no redemption or sinking fund provisions applicable to the common stock.

The issuance of additional shares of common stock for which authorization is sought may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our capital stock. It may also adversely affect the market price of the common stock. However, if the issuance of additional shares of common stock allows us to pursue our business plan and grow our business, the market price of our common stock may increase.

While not intended as an anti-takeover provision, the additional shares of common stock for which authorization is sought could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could strategically sell shares of common stock to purchasers who would oppose a takeover or favor the current Board. Although the Amendment Proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), approval of the proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Amendment Proposal is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve the Amendment Proposal. Abstentions are counted as “votes cast” with respect to the proposal, and therefore have the same effect as a vote against the proposal.  Shares deemed present at the Special Meeting but not entitled to vote, either because of shareholder withholding or broker non-vote, are not deemed “votes cast” with respect to the proposal and therefore will have no effect on the vote.

Neither Florida law, nor our amended and restated articles of incorporation, nor our bylaws provides for appraisal or other similar rights for dissenting shareholders in connection with the Amendment Proposal. Accordingly, shareholders will have no right to dissent and obtain payment for their shares.

If the Amendment Proposal is approved, the amendment to our amended and restated articles of incorporation will be filed with Department of State of the State of Florida promptly after the Special Meeting and will be effective on the date of filing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL II:  GRANT DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

We are soliciting proxies to grant discretionary authority to the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting and any later adjournments (the “Adjournment Proposal”) to solicit additional proxies in the event that there are not sufficient votes to approve the Amendment Proposal.  If the Adjournment Proposal is approved, the holders of any proxy solicited by our Board will have the discretion to decide whether or not to use the authority granted to them to adjourn the Special Meeting.

In addition to an adjournment of the Special Meeting upon approval of the Adjournment Proposal, if a quorum is not present at the Special Meeting, our Bylaws allow us to adjourn the Special Meeting for the purpose of achieving a quorum.  Any such adjournment may be made without notice, other than the announcement made at the Special Meeting, by the affirmative vote of a majority of the shares of common stock present and entitled to vote at the Special Meeting.

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes represented in person or by proxy for the Amendment Proposal. The vote on the Adjournment Proposal is a vote separate and apart from the vote on the Amendment Proposal.  If the Adjournment Proposal is presented at the Special Meeting and is not approved, management may not be able to adjourn the Special Meeting to a later date.  As a result, we would not be permitted to increase our authorized shares of common stock.

If the stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Amendment Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against the Amendment Proposal have been received, we could adjourn the Special Meeting without a vote on the Amendment Proposal, and seek to convince the holders of those shares to change their votes to votes in favor of the Amendment Proposal.

Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve the Adjournment Proposal.  Abstentions are counted as “votes cast” with respect to the proposal, and therefore have the same effect as a vote against the proposal.  Shares deemed present at the Special Meeting but not entitled to vote, either because of shareholder withholding or broker non-vote, are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF GRANTING DISCRETIONARY AUTHORITY TO ADJOURN OR POSTPONE THE SPECIAL MEETING I NTHE EVENT THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL I.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Holders

The following table sets forth certain information as of September 24, 2018 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group (based upon information furnished by those persons).

As of September 24, 2018, 26,200,405 shares of our common stock were issued and outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class[1]
EXECUTIVE OFFICERS AND DIRECTORS
Jeffrey Parker [11]	768,825	[2]	2.89%
Cynthia Poehlman [11]	106,693	[3]	*
David Sorrells [11]	148,742	[4]	*
Gregory Rawlins [11]	79,830	[5]	*
Frank Newman [11]	92,500	[6]	*
Paul Rosenbaum [11]	720,992	[7]	2.72%
Robert Sterne [11]	173,811	[8]	*
Lewis Titterton [11]	1,095,497	[9]	4.14%
All directors and executive officers as a group (8 persons)	3,186,890	[10]	11.57%

* Less than 1%

1   Percentage is calculated based on all outstanding shares of common stock plus, for each person or group, any shares of common stock that the person or the group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.  Unless otherwise indicated, each person or group has sole voting and dispositive power over all such shares of common stock.

2   Includes 180,000 shares of common stock issuable upon currently exercisable options, 250,000 shares issuable upon conversion of Notes, 214,879 shares held by Mr. Parker directly, 117,259 shares held by Jeffrey Parker and Deborah Parker Joint Tenants in Common, over which Mr. Parker has shared voting and dispositive power, and 6,687 shares owned of record by Mr. Parker’s child over which he disclaims ownership.

3   Includes 56,500 shares of common stock issuable upon currently exercisable options.

4   Includes 96,500 shares of common stock issuable upon currently exercisable options.

5   Includes 36,668 shares of common stock issuable upon currently exercisable options.

6   Includes 45,000 shares of common stock issuable upon currently exercisable options and excludes 5,000 unvested RSUs and 130,000 shares of common stock issuable upon options that may become exercisable in the future.

7   Includes 45,000 shares of common stock issuable upon currently exercisable options and 250,000 shares of common stock issuable upon conversion of Notes and excludes 5,000 unvested RSUs and 130,000 shares of common stock issuable upon options that may become exercisable in the future.

8   Includes 125,546 shares of common stock issuable upon currently exercisable options and excludes 125,000 shares of common stock issuable upon options that may become exercisable in the future.

9   Includes 250,000 shares of common stock issuable upon conversion of Notes and excludes 125,000 shares of common stock issuable upon options that may become exercisable in the future.

10 Includes 585,214 shares of common stock issuable upon currently exercisable options and 750,000 shares of common stock issuable upon conversion of Notes held by directors and officers and excludes 510,000 shares of common stock issuable upon options that may become exercisable in the future and 10,000 unvested RSUs (see notes 2, 3, 4, 5, 6, 7, 8, and 9 above).

11 The person’s address is 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Proposals of shareholders intended to be presented at the 2019 annual meeting must be received at our offices by December 31, 2018 for inclusion in the proxy materials relating to that meeting.

Our bylaws contain provisions intended to promote the efficient functioning of our shareholder meetings. Some of the provisions describe our right to determine the time, place and conduct of shareholder meetings and to require advance notice by mail or delivery to us of shareholder proposals or director nominations for shareholder meetings. Under our bylaws, in order to properly bring business before a shareholder meeting or nominate a person for election as a director, a shareholder must provide us with written notice, at least 120 days prior to the first anniversary of the mailing of this proxy statement, of any such business the shareholder proposes for consideration, even if the shareholder does not intend to include such proposal in our proxy materials, or any such person the shareholder intends to nominate for election as a director. This notice must be received for the annual meeting held in the year 2019 no later than December 31, 2018. A notice of a shareholder proposal or nomination must include the information set forth in our bylaws.

Shareholder proposals and nominations should be addressed to Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

We do not now intend to bring before the Special Meeting any matters other than those specified in the Notice of the Special Meeting, and we do not know of any business which persons other than the Board intend to present at the Special Meeting.  Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the Special Meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, and other information including annual, quarterly, and current reports on Forms 10-K, 10-Q, and 8-K with the SEC.  Reports and other information filed by us can be obtained free of charge on the SEC’s website (http://www.sec.gov).

Annex A

ARTICLES OF AMENDMENT

TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

PARKERVISION, INC.

__________________________________

Pursuant to Section 607.1006 of the

Florida Business Corporation Act

__________________________________

FIRST:  The name of the Corporation is ParkerVision, Inc.

SECOND:  This amendment to the Amended and Restated Articles of Incorporation of the Corporation was approved and adopted, as prescribed by Section 607.1003 of the Florida Business Corporation Act, by the Board of Directors at a meeting held September 20, 2018 and by the holders of the common stock of the Corporation at a meeting held on October 17, 2018. The number of votes cast for the amendment by the shareholders was sufficient for approval. Only the holders of common stock were entitled to vote on the amendment.

THIRD:  This amendment is to be effective immediately upon filing.

FOURTH:  Article IV of the Amended and Restated Articles of Incorporation of the Corporation is further amended by deleting the first paragraph of Article IV, Section 4.1, and in its place substituting the following:

Section 4.1   Authorized Capital.  The number of shares of stock which this corporation is authorized to issue shall be 90,000,000 shares, of which 75,000,000 shares shall be voting common stock having a par value of $0.01 and 15,000,000 shares shall be Preferred Stock having a par value of $1.00 per share.

IN WITNESS WHEREOF, we have executed this amendment to the Articles of Incorporation, as amended, this ____day of ___ October, 2018.

PARKERVISION, INC.

By:
Jeffrey L. Parker
Chief Executive Officer

By:
Cynthia Poehlman
Secretary

A-1